                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 17, 2003

                          Discover Card Master Trust I
                          ----------------------------
               (Exact name of registrant as specified in charter)

    Delaware                      0-23108                        51-0020270
    --------                      -------                        ----------
   (State of                    (Commission                    (IRS Employer
 Organization)                  File Number)                 Identification No.)

c/o Discover Bank
12 Read's Way
New Castle, Delaware                                              19720
----------------------------------------                          -----
(Address of principal executive offices)                        (Zip Code)

Registrant's Telephone Number, including area code: (302) 323-7434

Former name or former address, if changed since last report: Not Applicable

Item 5.  Other Events

                  Series 2003-2. On March 17, 2003, $500,000,000 aggregate
principal amount of Series 2003-2 Floating Rate Class A Credit Card Pass-Through Certificates (the "Class A Certificates") and $26,316,000 aggregate principal amount of Series 2003-2 3.85% Class B Credit Card Pass-Through Certificates (the "Class B Certificates") of Discover Card Master Trust I were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, dated as of February 18, 2003, for Series 2003-2 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee (the "Series Supplement"). In connection with this issuance Discover Bank and the Trustee entered into an amendment dated as of March 17, 2003 to the Series Supplement and Discover Bank, the Trustee and Discover Receivables Financing Corporation entered into an Amended and Restated Credit Enhancement Agreement, a copy of each of which is filed herewith. After giving effect to this issuance, $1,000,000,000 Class A Certificates and $52,632,000 Class B Certificates will be outstanding.

Item 7.  Exhibits

Exhibit 1.1 Terms Agreement between Discover Bank and Morgan Stanley & Co. Incorporated dated March 7, 2003.

Exhibit 4.1 First Amendment to the Series Supplement with respect to Series 2003-2 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and a form of Class B Certificate, dated as of March 17, 2003.

Exhibit 4.2 Amended and Restated Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of March 17, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Discover Card Master Trust I
                                     (Registrant)

                                     By: Discover Bank
                                         (Originator of the Trust)

Date: March 17, 2003                     By: /s/ MICHAEL F. RICKERT
                                             -----------------------------------
                                             Michael F. Rickert
                                             Vice President, Chief Accounting
                                               Officer and Treasurer

                                INDEX TO EXHIBITS

Exhibit 1.1 Terms Agreement between Discover Bank and Morgan Stanley & Co. Incorporated dated March 7, 2003.

Exhibit 4.1 First Amendment to the Series Supplement with respect to Series 2003-2 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and a form of Class B Certificate, dated as of March 17, 2003.

Exhibit 4.2 Amended and Restated Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of March 17, 2003.